SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

                                                                 [PHOTO]
                                                                 R. JAY GERKEN
                                                                 Chairman

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Trust's Board of Directors. I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Trust for the six months ended January 31, 2003. In this report, the Trust's Manager summarizes the factors that affected the Trust's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Trust's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Trust's progress.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken
Chairman

February 20, 2003

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

MANAGER OVERVIEW

PERFORMANCE REVIEW(1)

During the six months ended January 31, 2003, the Trust distributed income dividends to shareholders totaling $0.44 per share. The table below shows the annualized distribution yield and six-month total return based on the Trust's January 31, 2003 net asset value ("NAV") per share and its New York Stock Exchange closing price.(2)

Based on NAV the Trust was the top performer in its Lipper peer group of closed-end global income funds, which returned 11.34% for the same period.(3) In comparison, the unmanaged Salomon Smith Barney Mortgage Index(i) returned 3.27% and the unmanaged J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(ii) returned 21.82% for the same period.

                                                TOTAL RETURN
                          ANNUALIZED               FOR THE
    PRICE PER SHARE  DISTRIBUTION YIELD(4)   SIX-MONTH PERIOD(4)
    ---------------  ---------------------   -------------------
    $10.01(NAV)              8.75%                 15.64%
    $10.75(NYSE)             8.15%                 10.14%

INVESTOR UNCERTAINTY AMIDST A WEAK ECONOMIC OUTLOOK

A series of developments that affected investors' assessments of risk created a volatile environment during the Trust's fiscal period.

---------------

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Trust (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Trust has invested. However, the price at which an investor may buy or sell shares of the Trust is at the Trust's market price
    (NYSE) as determined by supply of and demand for the Trust's shares.

(3) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 7 funds in the global income funds category with reinvestment of dividends and capital gains, excluding sales charges.

(4) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Trust's current monthly income dividend rate, annualized and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.073 for twelve months. This rate is as of January 31, 2003 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Trust. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Earlier in the period, corporate misdeeds that included reported allegations of deceptive financial accounting practices at Enron Corp., WorldCom Inc., Tyco International Ltd. and Global Crossing Ltd. continued to shake investor confidence in most risk-oriented markets. Investors also became more concerned about the uncertain outlook for U.S. economic growth. While these developments put pressure on emerging markets debt during the summer months, they contributed to the performance of the investment-grade portion of the Trust at the time, as nervous investors sought refuge in safer investments.

In an effort to stimulate the economy, the Federal Reserve ("Fed")(iii) reduced the federal funds rate ("fed funds rate")(iv) in early November by half a percentage point to 1.25%, its lowest level in 41 years. Interest rate reductions typically encourage consumers to borrow and spend more, thereby injecting more money back into the economy and stimulating the economy.

IMPROVING ECONOMIC OUTLOOK

By the end of the period, investor consensus was that interest rates would not rise over the short-term, but that as the economy improved over time, rates could rise later in the year.

We agree with this view about the economy and anticipate it will improve as the year progresses. However, we believe that the timing of a recovery will be influenced by the manner and timeliness in which the geopolitical issues abroad, specifically the tensions in Iraq, are resolved. The following sections recap the performances of the emerging markets debt and investment-grade mortgage-backed securities markets and highlights our investment approaches for each market during the period.

EMERGING MARKETS DEBT

Emerging markets debt, as measured by the EMBI+, returned 21.82% for the period. As of the period's close, sovereign debt constituted nearly half the portfolio. The markets remained volatile during the first half of the reporting period and the markets staged a year-end rally. Country performance was solid and all markets reflected in the EMBI+ rose for the fiscal period. The market's performance during this period was primarily driven by presidential elections in Brazil, Ecuador and Turkey. The rally in emerging markets debt was also supported by stronger-than-expected economic data in the U.S. as well as by higher oil prices. During this period, oil prices ranged from $28 to $33 per barrel.

During the semi-annual period, ended January 31, 2003, the EMBI+ sovereign spreads(v) (i.e., margin between yields on sovereign debt and U.S. Treasuries) narrowed by 2.61% closing at 7.30% over U.S. Treasuries. Return volatility was 10%, substantially below long-term historical levels of 15-16%.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Key developments in some of the key emerging markets over the period are described below. (The performances of the following debt markets are measured by the EMBI+.)

BRAZIL. The market for Brazilian debt, which was the best performer in the EMBI+ during this period, posted a gain of 53.66% for the period, significantly outperforming the EMBI+. The Brazilian market rebounded following presidential elections in October as markets reacted favorably to comments from President-elect Lula and his top advisers. The Trust's overweighted position relative to the relative to the EMBI+ positively contributed to its performance during this period.

ECUADOR. Despite its inability to secure an agreement with the International Monetary Fund ("IMF"),(vi) during the period, the country was the second best EMBI+ performer, returning 28.98% for the period. The austerity decree passed by newly elected President Gutierrez in January demonstrated the government's determination to implement prudent fiscal measures. The country has subsequently reached agreement with the IMF on a new program. During this fiscal period the Trust remained overweighed Ecuador relative to the EMBI+, which helped the performance of the Trust.

COLOMBIA. The market for Colombian debt finished the fiscal period on a strong note, returning 21.77% for the period. The country continued to make progress in economic and political reforms and has gained important support from the U.S.

MEXICO. The country's strong credit fundamentals combined with higher oil prices supported the performance of Mexico's debt market, which returned 11.99% for the period. Mexico's strong fiscal position has enabled the country to avoid budget cuts in the current economic slowdown. The primary risk to stability is political, as President Fox continues to work with the congressional opposition. The Trust maintained its overweighted position relative to the EMBI+ to Mexican sovereign debt during this period.

VENEZUELA. Faced with political instability and economic turmoil, Venezuela's market returned 7.20%. The general strike organized by opposition parties started on December 2nd with the stated goal of removing President Chavez from office. The strike has shut down most commerce in the country including the oil industry, the largest generator of tax revenues and export earnings. The strike started winding down at the end of January, however, it already has had a devastating impact on the domestic economy. The Trust does not hold a position in Venezuela.

TURKEY. The market returned 26.45% for the period. The country's strategic importance combined with its improved relations with the IMF has attracted investor interest. The domestic economy has stabilized with a return of investor confidence, decline in interest rates and a stronger currency. The market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ("AKP").

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

RUSSIA. The Russian debt market generated 21.57% for the period. Despite the slowdown of industrial production, Russia's macroeconomic fundamentals remain strong and its economy continues to benefit from high oil prices. President Putin used this period of prosperity to promote his reform agenda. Last December Moody's upgraded Russia's credit rating to Ba2.

BULGARIA. The market for Bulgarian debt returned 12.49% for the period. Bulgaria was among the 10 countries invited to join the European Union in 2004. Based on the government's fiscal performance and active management of its liabilities, Fitch upgraded Bulgaria's long-term foreign-currency ratings to BB from BB-. We remained overweight Bulgarian debt relative to the EMBI+ during the Trust's semi-annual period, as it positively contributed to the Trust's performance.

MARKET OUTLOOK

We think that higher yields available through emerging markets debt should support investor interest in these markets in 2003. Our main concern at this point would be increased risk volatility in global markets. We remain vigilant in monitoring this risk.

MORTGAGE-BACKED SECURITIES

In the wake of a record wave of refinancing activity and a volatile investment environment, performance in the mortgage-backed securities market was strong throughout the period.

As you know, mortgage-backed securities, which accounted for approximately 45% of the Trust as of the period's close, are debt obligations backed by a pool of mortgages. Uncertainty on the timing of mortgage prepayments causes mortgage securities to offer higher yields than U.S. Treasuries. These securities are very liquid and the market assigns little risk to these securities from a credit perspective.

The mortgage market was driven by two forces during these fiscal periods for the Trust. The first important factor was the record wave of mortgage refinancings, which would be expected to put pressure on the market. The other countervailing force was investor preferences for securities with minimal credit risk. This preference for safety led to strong performance in the mortgage market.

On a few occasions during the period, signs surfaced that the U.S. economy may be improving. U.S. equity markets advanced and U.S. Treasury markets sold off somewhat during the middle of October as investors shifted money into riskier investments in pursuit of higher potential rewards. However, weaker-than-expected economic data regarding the labor market subsequently released that month reversed investor sentiment, and prices of U.S. Treasuries and Agencies rallied as investors returned to the refuge of less-risky investments. Mortgage-backed securities performed particularly well that month relative to other high-grade fixed-income securities and benefited from the wider gaps between yields on short-term and long-term high-grade fixed-income securities relative to prior periods.

FED RATE REDUCTION

After the Fed cut interest rates in early November, the performance of financial markets, including mortgage-backed securities, was generally choppy during the second half of the

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

reporting period. However, as concerns about the economy became more pronounced, investors shifted money into higher-rated securities.

LOOKING AHEAD TO 2003

The investment-grade portion of the Trust will continue to be subject to the trade-off between yield and safety. Going forward, we maintain our view that interest rates in the U.S. may rise later in the year assuming the economy gains momentum. However, geopolitical volatility may drive investors to the safety of investment-grade fixed-income securities. In this uncertain environment, the Trust's combination of investment-grade securities and emerging markets debt may provide a measure of high yield and safety.

LOOKING FOR ADDITIONAL INFORMATION?

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc is traded on the New York Stock Exchange under the symbol "SBG" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XSBGX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Trust issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Trust's current net asset value, market price and other information regarding the Trust's portfolio holdings and allocations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ PETER J. WILBY

PETER J. WILBY
President

/s/ ROGER M. LAVAN

ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN

THOMAS K. FLANAGAN
Executive Vice President

February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 8 through 10 for a list and percentage breakdown of the Trust's holdings.

---------------

(i) The Salomon Smith Barney Mortgage Index is the mortgage component of the Salomon Smith Barney Broad Investment-Grade Bond Index. It includes 30- and 15-year GNMA, Fannie Mae and Freddie Mac pass-throughs and Fannie Mae and Freddie Mac balloon mortgages. Please note that an investor cannot invest directly in an index.

(ii) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(iv) The fed funds rate is the interest rate that banks with excess reserves at a Federal district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(v) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(vi) The IMF is an organization of 182 countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

SCHEDULE OF INVESTMENTS (unaudited)

January 31, 2003

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 49.7%

ARGENTINA -- 2.7%
$ 34,600,000         Republic of Argentina, Discount Bond, Series L-GL, 2.3125%
                       due 3/31/23 (a)(b)(c).....................................  $ 16,694,500
                                                                                   ------------

BRAZIL -- 11.3%
                     Federal Republic of Brazil:
  63,150,000           Discount Bond, Series Z-L, 2.5625% due 4/15/24 (a)(b).....    39,587,156
                       Global Bond:
     725,000             11.250% due 7/26/07 (b).................................       587,250
   4,785,000             11.500% due 3/12/08 (b).................................     3,839,963
   3,575,000             14.500% due 10/15/09 (b)................................     3,128,125
     875,000             12.000% due 4/15/10 (b).................................       678,125
  33,650,000           Par Bond, Series Z-L, 6.000% due 4/15/24 (a)(b)...........    22,293,125
                                                                                   ------------
                                                                                     70,113,744
                                                                                   ------------

BULGARIA -- 6.1%
  39,050,000         Republic of Bulgaria, Discount Bond, Series A, 2.1875% due
                       7/28/24 (a)(b)............................................    38,122,563
                                                                                   ------------

COLOMBIA -- 1.0%
   6,500,000         Republic of Colombia, Global Bond, 10.000% due 1/23/12
                       (b).......................................................     6,293,625
                                                                                   ------------

ECUADOR -- 1.2%
  15,650,000         Republic of Ecuador, 6.000% due 8/15/30 (a)(b)..............     7,472,875
                                                                                   ------------

MEXICO -- 13.9%
                     United Mexican States, Par Bond:
  16,200,000           Series A, 6.250% due 12/31/19 (b).........................    16,068,375
  70,600,000           Series B, 6.250% due 12/31/19 (b).........................    70,026,375
                                                                                   ------------
                                                                                     86,094,750
                                                                                   ------------

PANAMA -- 1.0%
   6,200,000         Republic of Panama, Global Bond, 9.375% due 1/16/23.........     6,293,000
                                                                                   ------------

PERU -- 0.8%
   6,566,000         Republic of Peru, PDI Bond, 4.500% due 3/7/17 (a)(b)........     5,137,895
                                                                                   ------------

PHILIPPINES -- 4.3%
  28,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                       (a)(b)....................................................    26,362,500
                                                                                   ------------

POLAND -- 5.1%
                     Republic of Poland:
  16,380,000           Par Bond, 3.750% due 10/27/24 (a)(b)......................    13,963,950
  19,000,000           Series RSTA, 4.500% due 10/27/24 (a)(b)...................    17,397,350
                                                                                   ------------
                                                                                     31,361,300
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

January 31, 2003

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------

RUSSIA -- 1.1%
$  8,300,000         Russia, 5.000% due 3/31/30 (a)(b)...........................  $  6,806,000
                                                                                   ------------

TURKEY -- 1.0%
   6,200,000         Republic of Turkey, Global Bond, 11.500% due 1/23/12 (b)....     6,308,500
                                                                                   ------------

URUGUAY -- 0.2%
   2,725,000         Republic of Uruguay, Global Bond, 7.625% due 1/20/12 (b)....     1,519,187
                                                                                   ------------

                     TOTAL SOVEREIGN BONDS (Cost -- $288,702,501)................   308,580,439
                                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 45.2%
                     Federal Home Loan Mortgage Corp. (FHLMC):
  24,000,000           6.000%, 30 Year (d)(e)....................................    24,817,488
   5,000,000           7.000%, 30 Year (d)(e)....................................     5,264,060
                     Federal National Mortgage Association (FNMA):
 112,000,000           6.000%, 30 Year (d)(e)....................................   115,814,944
  10,000,000           6.500%, 30 Year (d)(e)....................................    10,421,880
 100,000,000           7.000%, 30 Year (d)(e)....................................   105,343,800
  17,000,000           8.000%, 30 Year (d)(e)....................................    18,354,696
     397,668           Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC) (PAC
                         I/O)....................................................           301
   7,535,441           Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                         I/O)....................................................       218,883
     242,443           Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                         I/O)....................................................           768
                                                                                   ------------

                     TOTAL MORTGAGED-BACKED SECURITIES (Cost -- $269,687,441)....   280,236,820
                                                                                   ------------
ZERO COUPON MUNICIPAL BONDS (b) -- 5.0%
  11,200,000         Austin, TX Utility System Revenue, Series A, MBIA-Insured,
                       due 11/15/08..............................................     9,282,672
                     Edinburg, TX Consolidated Independent School District:
   1,845,000           Due 2/15/08...............................................     1,572,254
   2,705,000           Due 2/15/09...............................................     2,175,388
   5,470,000         Harris County, TX due 8/15/08...............................     4,579,211
  10,535,000         Texas State Public Finance Authority, Building Revenue, due
                     2/1/08......................................................     8,993,097
                     Westmoreland County, PA Series G:
   2,665,000           Due 6/1/08................................................     2,260,906
   2,515,000           Due 12/1/08...............................................     2,093,436
                                                                                   ------------

                     TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $27,417,620).....    30,956,964
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

January 31, 2003

   RIGHTS                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
RIGHTS (f) -- 0.0%
 216,410,000         Mexican Rights (b)..........................................  $    255,387
     390,650         Venezuela Rights............................................             0
                                                                                   ------------

                     TOTAL RIGHTS (Cost -- $0)...................................       255,387
                                                                                   ------------
    FACE
   AMOUNT
------------
REPURCHASE AGREEMENT (b) -- 0.1%
 $   587,000         Greenwich Capital Markets Inc., 1.230% due 2/3/03; Proceeds
                       at maturity -- $587,060; (Fully collateralized by U.S.
                       Treasury Bonds, 12.000% due 8/15/13; Market
                       value -- $599,985) (Cost -- $587,000).....................       587,000
                                                                                   ------------

                     TOTAL INVESTMENTS -- 100% (Cost -- $586,394,562)............  $620,616,610
                                                                                   ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

(b) Segregated as collateral for mortgage dollar rolls/TBAs outstanding.

(c) Security is currently in default.

(d) Mortgage dollar roll (See Note 4).

(e) Security is issued on a to-be-announced ("TBA") basis (See Note 5).

(f) Non-income producing security.

   Abbreviations used in this schedule:

   PAC I/O -- Planned Amortization Class -- Interest Only.

   PDI -- Past Due Interest.

   REMIC -- Real Estate Mortgage Investment Conduit.

   RSTA -- Revolving Short-Term Agreement.

   TBA -- To Be Announced.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

January 31, 2003

ASSETS:
  Investments, at value (Cost -- $586,394,562)..............  $620,616,610
  Cash......................................................           921
  Interest receivable.......................................     5,529,813
                                                              ------------
  TOTAL ASSETS..............................................   626,147,344
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   279,984,312
  Investment advisory fee payable...........................       174,777
  Administration fee payable................................        42,376
  Accrued expenses..........................................       347,230
                                                              ------------
  TOTAL LIABILITIES.........................................   280,548,695
                                                              ------------
TOTAL NET ASSETS............................................  $345,598,649
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Capital paid in excess of par value.......................   323,533,363
  Undistributed net investment income.......................     4,873,883
  Accumulated net realized loss from security
    transactions............................................   (17,065,156)
  Net unrealized appreciation of investments................    34,222,048
                                                              ------------
TOTAL NET ASSETS............................................  $345,598,649
                                                              ============
NET ASSET VALUE, PER SHARE ($345,598,649 / 34,510,639
  shares)...................................................        $10.01
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended January 31, 2003

INCOME:
  Interest..................................................  $   14,181,310
                                                              --------------
EXPENSES:
  Investment advisory fee (Note 2)..........................         999,351
  Administration fee (Note 2)...............................         239,705
  Custody...................................................          69,153
  Audit and tax services....................................          30,539
  Shareholder and system servicing fees.....................          29,919
  Shareholder communications................................          26,463
  Directors' fees...........................................          23,784
  Legal fees................................................          15,716
  Listing fees..............................................          11,791
  Insurance fees............................................           7,011
  Other.....................................................           8,569
                                                              --------------
  TOTAL EXPENSES............................................       1,462,001
                                                              --------------
NET INVESTMENT INCOME.......................................      12,719,309
                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding
    short-term securities):
    Proceeds from sales.....................................      48,911,178
    Cost of securities sold.................................      49,941,955
                                                              --------------
  NET REALIZED LOSS.........................................      (1,030,777)
                                                              --------------
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
    Beginning of period.....................................      (1,980,486)
    End of period...........................................      34,222,048
                                                              --------------
  INCREASE IN NET UNREALIZED APPRECIATION...................      36,202,534
                                                              --------------
NET GAIN ON INVESTMENTS.....................................      35,171,757
                                                              --------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $   47,891,066
                                                              ==============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                   2003           2002
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $ 12,719,309   $ 31,290,436
  Net realized gain (loss)..................................     (1,030,777)     4,638,724
  Increase (decrease) in net unrealized appreciation........     36,202,534    (17,802,835)
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     47,891,066     18,126,325
                                                               ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (15,115,660)   (34,935,120)
                                                               ------------   ------------

  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (15,115,660)   (34,935,120)
                                                               ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS.........................     32,775,406    (16,808,795)

NET ASSETS:
  Beginning of period.......................................    312,823,243    329,632,038
                                                               ------------   ------------
  END OF PERIOD*............................................   $345,598,649   $312,823,243
                                                               ============   ============
* Includes undistributed net investment income of:..........     $4,873,883     $7,270,234
                                                               ============   ============

STATEMENT OF CASH FLOWS (unaudited)

For the Six Months Ended January 31, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio securities...............  $(125,775,216)
  Proceeds from disposition of long-term portfolio
    securities and principal paydowns.......................     50,631,430
  Net sales of short-term portfolio securities..............     74,257,000
                                                              -------------
                                                                   (886,786)
  Net investment income.....................................     12,719,309
  Adjustment to reconcile net investment income to net cash
    provided by operating activities:
    Amortization of net premium/discount on investments.....     (1,972,564)
    Net change in receivables/payables related to
     operations.............................................       (427,218)
                                                              -------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........      9,432,741
                                                              -------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Increase in dollar roll transactions (Note 4).............      5,681,138
  Cash dividends paid.......................................    (15,115,660)
                                                              -------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............     (9,434,522)
                                                              -------------
NET DECREASE IN CASH........................................         (1,781)
Cash, Beginning of Period...................................          2,702
                                                              -------------
CASH, END OF PERIOD.........................................  $         921
                                                              =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed-income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At January 31, 2003, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Investment Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under the administrative agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

Certain officers and/or Directors of the Trust are also officers and/or Directors of Citigroup.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................   $116,015,272
                                                               ============
Sales.......................................................   $ 48,911,178
                                                               ============

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation...............................   $ 46,446,198
Gross unrealized depreciation...............................    (12,224,150)
                                                               ------------
Net unrealized appreciation.................................   $ 34,222,048
                                                               ============

NOTE 4. BORROWINGS

MORTGAGE DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust
sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At January 31, 2003, the Trust had outstanding net contracts to repurchase mortgage-backed securities of $279,984,313 for a scheduled settlement of February 13, 2003. The average monthly balance of dollar rolls outstanding during the six months ended January 31, 2003 was $280,245,796. Counterparties with dollar rolls outstanding in excess of 10% of net assets at January 31, 2003 included J.P. Morgan Chase & Co. ($133,643,167), Lehman Brothers Inc. ($62,002,917) and First Union National Bank ($52,710,417).

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Trust trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Trust commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Trust, normally 15 to 45 days later. Beginning on the date the Trust enters into a TBA transaction, securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2003, the Trust held TBA securities with a total cost of $268,525,466.

NOTE 6. CAPITAL LOSS CARRYFORWARD

At July 31, 2002, the Trust had, for Federal income tax purposes, approximately $16,034,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in July of the year indicated:

                                                                 2008           2010
                                                                 ----           ----
Carryforward Amounts........................................  $15,368,000     $666,000

NOTE 7. EVENTS SUBSEQUENT TO JANUARY 31, 2003

Subsequent to January 31, 2003, the Board of Directors of the Trust declared dividends of $0.073 per common share payable February 28, 2003, March 28, 2003, April 25, 2003 and May 30, 2003 to shareholders of record on February 19, 2003, March 18, 2003, April 15, 2003 and May 13, 2003, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:

                                                     2003(1)          2002     2001     2000    1999(2)    1998
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $9.06           $9.55    $9.75    $8.82    $10.51    $11.16
                                                     -------         ------   ------   ------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................    0.37            0.91     1.07     0.95      0.96      0.91
  Net realized and unrealized gain (loss)..........    1.02           (0.39)   (0.28)    0.92     (1.77)    (0.61)
                                                     -------         ------   ------   ------   -------   -------
Total Income (Loss) From Operations................    1.39            0.52     0.79     1.87     (0.81)     0.30
                                                     -------         ------   ------   ------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income............................   (0.44)          (1.01)   (0.99)   (0.94)    (0.88)    (0.95)
                                                     -------         ------   ------   ------   -------   -------
NET ASSET VALUE, END OF PERIOD.....................  $10.01           $9.06    $9.55    $9.75     $8.82    $10.51
                                                     =======         ======   ======   ======   =======   =======
MARKET VALUE, END OF PERIOD........................  $10.75          $10.18    $9.80    $9.00   $9.4375   $9.6875
                                                     =======         ======   ======   ======   =======   =======
TOTAL RETURN(3)....................................   10.14%++        14.66%   20.64%    6.40%     7.08%     7.95%
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................    0.88%+          0.85%    0.84%    0.86%     0.87%     0.90%
  Net investment income............................    7.62%+          9.44%   10.96%   10.15%    10.34%     8.38%
SUPPLEMENTAL DATA:
  Net assets, end of Period (millions).............     $346           $313     $330     $336      $304      $363
  Average net assets (millions)....................     $331           $331     $337     $322      $321      $374
  Portfolio turnover rate..........................       8%             23%      15%       6%       37%       34%
  Asset coverage to dollar rolls outstanding,
    end of period..................................     223%*           230%*    220%*    261%*     262%*     273%*
  Total mortgage dollar rolls outstanding,
    end of period (millions).......................     $280           $240     $275     $208      $188      $209

--------------------------------------------------------------------------------

(1)  For the six months ended January 31, 2003 (unaudited).
(2)  For the year ended July 30, 1999.
(3)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day
     and a sale at the current market price on the last day of
     each year reported. For purposes of this calculation,
     dividends are assumed to be reinvested at prices obtained
     under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 ++  Total return is not annualized, as it may not be
     representative of the total return for the year.
 +   Annualized.
 *   Securities have been segregated to cover all outstanding
     mortgage dollar rolls.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

                     (This page intentionally left blank.)

DIRECTORS

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN

RIORDAN ROETT

JESWALD W. SALACUSE

OFFICERS

R. JAY GERKEN
      Chairman

PETER J. WILBY
      President

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

ROGER M. LAVAN
      Executive Vice President

LEWIS E. DAIDONE
      Chief Administrative Officer

FRANCES M. GUGGINO
      Controller

CHRISTINA T. SYDOR
      Secretary



    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC

          125 Broad Street
          10th Floor, MF-2
          New York, New York 10004

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          399 Park Avenue
          New York, New York 10022

    SUB-ADMINISTRATOR

          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

    TRANSFER AGENT

          American Stock Transfer &
            Trust Company
          59 Maiden Lane
          New York, New York 10038

    INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL

          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
    ------------------------------------------------

    This report is for stockholder information.
    This is not a prospectus intended for use in the purchase or sale of Trust shares.

                                                    SALOMON BROTHERS
                                                    2008 WORLDWIDE DOLLAR
                                                    GOVERNMENT TERM TRUST INC

                                                   SEMI-ANNUAL REPORT

                                                   January 31, 2003

[GRAPHIC]

AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038
                                                                    SBGSEMI 1/03
                                                                         03-4601
                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------